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                         UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                 FORM 8-K/A
                             [X]  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 14, 1999

                        _______________________________

                               SYMMETRICOM, INC.
            (Exact name of registrant as specified in its charter)


          California                                 0-2287                      No. 95-1906306
(State or other jurisdiction of             (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                                 Identification No.)

          2300 Orchard Parkway,
          San Jose, California                                                      95131-1017
(Address of principal executive offices)                                            (Zip Code)

      Registrant's telephone number, including area code: (408) 943-9403


                                Not Applicable

         (Former name or former address, if changed since last report)

                        _______________________________
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The undersigned Registrant, Symmetricom, Inc. ("Symmetricom"), hereby amends item 7, financial statements and exhibits of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on October 14, 1999, reporting the acquisition by Registrant from Hewlett-Packard Company, it's Communications Synchronization Business pursuant to the Master Asset Purchase Agreement dated August 30, 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements of Hewlett-Packard Company Communications Synchronization Business required by this Item 7(a), are set forth below:

          Report of Independent Accountants

          Audited Statement of Tangible Assets Sold and Liabilities Assumed as of September 30, 1999.

          Audited Statements of Net Sales, Cost of Sales and Direct Operating Expenses for the three fiscal years ended October 31, 1998, 1997 and 1996, and Unaudited Statements of Net Sales, Cost of Sales and Direct Operating Expenses for the nine months ended July 31, 1999 and 1998.

          Notes to the Statement of Tangible Assets Sold and Liabilities Assumed and Statements of Net Sales, Cost of Sales and Direct Operating Expenses.

(b)  Pro Forma Financial Information.

          Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the three-month period ended September 30, 1999.

          Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the year ended June 30, 1999.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999.

(c)  Exhibits

23.1      Consent of Independent Accountants

99.4 Financial Statements of Hewlett-Packard Company Communications Synchronization Business described in Item 7(a).

99.5      Pro Forma Financial Statements described in Item 7(b).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SYMMETRICOM, INC.
                                (Registrant)

DATE:  December 14, 1999        By:

                                /s/ Maurice Austin
                                ------------------
                                Maurice Austin
                                Chief Financial Officer
                                (for Registrant and as Principal
                                 Financial and Accounting Officer)